UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2018

AMERICAN MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35257	27-0855785
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2103 CityWest Blvd., Bldg. 4, Suite 800 Houston, TX		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 815-3900

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 3, 2018, American Midstream Partners, LP (“AMID”) entered into Amendment No. 9 (the “LPA Amendment”) to its Fifth Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”), effective as of May 3, 2018. The LPA Amendment (i) amends the definition of “Interim Capital Transactions” in the Partnership Agreement to exclude from such definition capital contributions that may be provided by ArcLight Capital Partners, LLC (“ArcLight”), including capital contributions made pursuant to the previously disclosed Distribution Support and Expense Reimbursement Agreement, dated October 23, 2016, between AMID and an affiliate of ArcLight, which was entered into in connection with the acquisition by AMID of JP Energy Partners LP, or the previously disclosed Capital Contribution Agreement, dated March 11, 2018, among AMID, the General Partner and an affiliate of ArcLight, which was entered into to provide support in connection with temporary curtailment of production flows at the Delta House platform; and (ii) makes changes in response to changes to the Internal Revenue Code enacted by the Bipartisan Budget Act of 2015 (the “BBA”) relating to partnership audit and adjustment procedures. The LPA Amendment makes certain revisions to the Partnership Agreement that facilitate the General Partner’s obligations as the “Partnership Representative” under the BBA.

The foregoing description of the LPA Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the LPA Amendment, which is attached hereto as Exhibit 3.1, and is incorporated herein by reference. Any capitalized terms not defined herein are defined in the Partnership Agreement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Amendment No. 9 to the Fifth Amended and Restated Agreement of Limited Partnership of American Midstream Partners, LP, dated as of May 3, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Midstream Partners, LP

By: American Midstream GP, LLC,
its General Partner

Date: May 4, 2018

	By:	/s/ Eric T. Kalamaras
	Name:	Eric T. Kalamaras
	Title:	Senior Vice President & Chief Financial Officer